[cover graphic]
                                     SEMI-
                                     ANNUAL
                                     REPORT
                                      1997

                      [Liberty logo] LIBERTY
                            ALL (star graphic) STAR
                            -----------------------
                                  GROWTH FUND

                                                               CHAIRMAN'S LETTER
--------------------------------------------------------------------------------
To Our Fellow Shareholders:                                          August 1997

    The net asset value (NAV) of a common share of the Fund rose from $10.82 on March 31, 1997, to $12.41 on June 30, 1997, after deducting the distribution of $.29 declared during the quarter. The market price of a share of the Fund ranged from $9.625 to $11.625 before closing the quarter at $11.375. The ending price represented a discount to NAV of 8.3 percent compared with a
discount to NAV    of 7.6 percent on March 31, 1997. Key  investment results
and comparisons are noted below.
    As the table shows, during the second quarter the Fund's net asset value increased 17.6 percent, which compares with 15.8 percent for the Lipper Growth Mutual Fund Average (the Fund's primary benchmark) and 18.0 percent for the NASDAQ Composite Index. For the last six months, the Fund's net asset value (with dividends reinvested) was up 16.3 percent compared with 14.3 percent for the Lipper Average and 11.7 percent for the NASDAQ Index.


--------------------------------------------------------------------------------
                                       Second Quarter     Latest Six Months
--------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.
  Shares Valued at Net Asset Value         17.6%                16.2%

  Shares Valued at Net Asset Value
  With Dividends Reinvested                17.6%                16.3%

  Shares Valued at Market Price
  With Dividends Reinvested                16.6%                29.9%

  Fund's Closing Price Range          $11.50 to $9.625      $11.50 to $9.125

  Fund's Discount Range                12.7% to 6.5%          18.8% to 6.5%

Lipper Growth Mutual Fund Average          15.8%                14.3%

Nasdaq Composite Index                     18.0%                11.7%

S&P 500 Stock Index                        17.5%                20.6%

Dow Jones Industrial Average               17.1%                20.1%

Figures shown for the Fund and the Lipper Growth Mutual Fund Average are
total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices are total returns including income. Figures for the unmanaged Nasdaq Index are total returns excluding income.
--------------------------------------------------------------------------------

    The stock market, as measured by the S&P 500, came back strongly from its April 11 low of the year to register its best quarterly advance since the
first quarter of 1987. The S&P 500   also continued its advance for the tenth
quarter in a row, a string that has not been matched since the mid-1960s.
    The NASDAQ Index, led by a rebound in growth stocks, advanced  18 percent, its best quarterly advance since the first quarter of 1991.
    This strong upward advance was prompted by signs that economic activity was moderating, which set the stage for higher bond and stock prices. Fears of further interest rate hikes by the Federal Reserve waned, pushing yields on ten-year treasury notes down almost one-half percent, driving stock prices up more than 17 percent. The advance in stock prices during the quarter included participation across the market capitalization spectrum, a positive departure from the first quarter's focus on a narrow group of mega-capitalization issues.
    Richard Christensen's President's Letter, which follows, further elaborates on these developments and contains important information about long-term capital gains for 1997.
    More than 61 percent of the Fund's individual shareholders elected to take newly issued shares, valued at the closing market price of $11.50 on June 20, in the recent second quarter distribution. The distribution consisted entirely of net realized capital gains. By taking newly issued shares, rather than cash, shareholders are able to reinvest their capital gains in the Fund so they can build additional value through compounding. Reinvested dividends constitute a major source of shareholder investment growth.


Sincerely,

/s/ Harold W. Cogger
Harold W. Cogger
Chairman of the Board of Directors
Liberty All-Star Growth Fund, Inc.
Executive Vice President
Liberty Financial Companies, Inc.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
To Our Fellow Shareholders:                                         August 1997

    Hal Cogger's Chairman's letter mentioned the improved relative performance of small and mid-cap stocks in the second quarter, which reversed a year-long trend of large cap dominance. The price decline of small capitalization growth stocks, in particular, had begun in the first quarter and continued in April so that by the end of April, the Russell Small Capitalization Growth Index had a trailing one-year return of more than 35 percent behind that of the Russell Large Cap Growth Index. That represented the largest such annual difference between those two Russell indices since that firm began compiling those benchmarks back in 1979.
    Later in the second quarter, however, while the large cap market indices continued to be strong, smaller capitalization stocks finally began to participate. The Russell Small Cap Growth Index advanced 17.6 percent during the second quarter, which represents a significant change compared to the first quarter in which it declined almost 11 percent and trailed the large cap benchmarks by more than 12 percent. Although smaller cap stocks managed to keep pace with their larger size brethren in the quarter, the year-to-date and trailing twelve-month results continued to favor the larger "household" names.
    Liberty Asset Management Company ("LAMCO") utilizes a multi-management investment approach for your Fund that blends complementary investment strategies across a broad capitalization spectrum, which includes small and mid-cap stocks where growth prospects are particularly attractive. We believe that LAMCO's multi-management structure helped dampen the Fund's overall volatility during this difficult period for small and mid-cap growth stocks.
    While we all can be pleased with the extraordinary returns we have enjoyed over the past one and one-half years since LAMCO assumed full investment responsibility for the Fund, we should temper our enthusiasm with realism. The stock market will fluctuate, as it always has. Long-term investors should take these fluctuations in stride. The Fund is substantially fully invested in equities and we expect that to continue, absent unusual circumstances. Market timing is not part of the multi-managed methodology
LAMCO brings to the Fund.
    The Fund's net realized capital gains for 1997 may exceed the minimum amount required to be distributed under the Fund's pay-out policy. This would be the result of realization of gains after the strong investment performance during the last one and one-half years. LAMCO plans to recommend to the Directors, for consideration at their October meeting, that the Fund retain the excess gains, if any. In order to retain the excess gains, the Fund would pay Federal income tax on the retained gains. The shareholders would be required to record their pro-rata portion of the gains retained by the Fund as a long-term capital gain, and their pro-rata portion of the tax paid by the Fund would be claimed by the shareholders as a credit on their 1997
Federal income tax return. Additional information will be contained in the third quarter report.
    Mississippi Valley Advisors ("MVA") is the subject of the manager interview beginning on page 7. Bob Anthony, MVA's Portfolio Manager for the Fund, discusses the firm's investment philosophy and decision making process as well as particular stocks that are representative of its style of investing.
    We have received a number of inquiries concerning Liberty All-Star Equity Fund, a companion fund of the Growth Fund. The table on the following page describes basic characteristics of the two funds. Additional information on both funds is available from your broker, or you may contact Investor Assistance at 1-800-LIB-FUND (1-800-542-3863).
    Thank you for your continuing support of the Fund.

Sincerely,

/s/ Richard R. Christensen
Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company

THE TWO LIBERTY ALL-STAR FUNDS/DISTRIBUTION POLICY/DIVIDEND REINVESTMENT PLAN

THE TWO LIBERTY ALL-STAR FUNDS

                                                    Liberty All-Star                      Liberty All-Star
                                                      Growth Fund                           Equity Fund
------------------------------------------------------------------------------------------------------------------------
NYSE Ticker Symbol                                        ASG                                    USA
Fund Type                                                Growth                            Growth & Income
Portfolio Managers                          Mississippi Valley Advisors Inc           Columbus Circle Investors
                                                  Oppenheimer Capital           J.P. Morgan Investment Management Inc.
                                                William Blair & Company                   Oppenheimer Capital
                                                                                Palley-Needelman Asset Management, Inc.
                                                                                Wilke/Thompson Capital Management, Inc.
Net Assets at 7/31/97 (millions)                         $167                                   $1,198
Net Asset Value Per Share at 7/31/97                    $13.32                                  $14.29
Discount at 7/31/97                                      6.2%                                   5.1%
Weighted Average Market
   Capitalization (billions)                             $16                                    $25
Fixed Distribution Policy?                               Yes                                    Yes
Dividend Rate Per Share                         2.5% of NAV Quarterly                  2.5% of NAV Quarterly
========================================================================================================================


DISTRIBUTION POLICY

    Liberty All-Star Growth Fund, Inc.'s current policy is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net long-term capital gains to the extent of such excess.

DIVIDEND REINVESTMENT PLAN

    Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends and distributions automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

PORTFOLIO CHARACTERISTICS

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.

THE INVESTMENT STYLES PRACTICED BY THE FUND'S THREE PORTFOLIO MANAGERS ARE:

MISSISSIPPI VALLEY ADVISORS INC. (MVA)

Small capitalization growth companies that sell at a reasonable current price relative to anticipated future earnings.

WILLIAM BLAIR & COMPANY

Companies with high profitability and enduring growth from a broad range of market capitalizations.

OPPENHEIMER CAPITAL

Contrarian holdings being overlooked and undervalued by investors.










PORTFOLIO                           MARKET CAPITALIZATION SPECTRUM
CHARACTERISTICS AS                   SMALL                  LARGE
OF JUNE 30, 1997
(UNAUDITED)

                                  MVA    William     Oppen-   Total     S&P
                                          Blair      heimer    Fund  500 Index
--------------------------------------------------------------------------------

Number of Holdings                 81       39       33        150       500
--------------------------------------------------------------------------------

Weighted Average Market
Capitalization (billions)        $1.3    $20.6    $26.2      $15.5     $51.5
--------------------------------------------------------------------------------

Percent of Holdings in S&P 500    6.2%    51.3%    60.6%      30.0%      --
--------------------------------------------------------------------------------
Dividend Yield                    0.7%     0.6%     1.3%       0.8%      1.9%
--------------------------------------------------------------------------------

Average Price/Earnings Ratio     19.5x    29.3x    16.3x      20.6x     21.0x
--------------------------------------------------------------------------------

Average Price/Book Value Ratio    3.3x     6.6x     3.8x       4.4x      4.8x
--------------------------------------------------------------------------------

Average Five-Year Earnings
Per Share Growth                 21.9%    20.9%    25.4%      23.0%     17.3%


                                                                      TOP 50 HOLDINGS
----------------------------------------------------------------------------------------
RANK       RANK
AS OF      AS OF                                                  VALUE       PERCENT OF
6/30/97   3/31/97  SECURITY NAME                                  ($000)      NET ASSETS
----------------------------------------------------------------------------------------
 1          1      Federal Home Loan Mortgage Corp.               $3,197        2.1%
 2         13      First Data Corp.                                2,543        1.6
 3          2      Citicorp                                        2,411        1.6
 4          8      MBNA Corp.                                      2,303        1.5
 5          4      ACE, Ltd.                                       2,216        1.4
 6          5      Travelers Group, Inc.                           2,207        1.4
 7         10      EXEL Limited                                    2,110        1.4
 8          7      McDonnell Douglas Corp.                         2,055        1.3
 9         14      State Street Corp.                              2,054        1.3
10         17      Microsoft Corp.                                 2,022        1.3
11         NEW     Automatic Data Processing, Inc.                 1,998        1.3
12         20      Caterpillar, Inc.                               1,933        1.2
13         25      Cognizant Corp.                                 1,932        1.2
14         24      Household International, Inc.                   1,926        1.2
15         22      Medtronic, Inc.                                 1,863        1.2
16         18      Nokia Corp. ADR                                 1,844        1.2
17         12      Sprint Corp.                                    1,842        1.2
18         98      Minerals Technologies, Inc.                     1,796        1.2
19         30      Pfizer, Inc.                                    1,793        1.2
20         21      Molex, Inc.                                     1,792        1.2
21         16      Morgan Stanley, Dean Witter, Discover & Co.     1,776        1.1
22         19      Federal National Mortgage Assoc.                1,750        1.1
23         29      Progressive Corp.                               1,740        1.1
24         26      Countrywide Credit Industries, Inc.             1,715        1.1
25          3      Intel Corp.                                     1,702        1.1
26         11      Transamerica Corp.                              1,684        1.1
27         15      AFLAC, Inc.                                     1,654        1.1
28         32      HEALTHSOUTH Corp.                               1,624        1.0
29          9      Arrow Electronics, Inc.                         1,594        1.0
30         31      Lockheed Martin Corp.                           1,553        1.0
31         36      American International Group, Inc.              1,491        1.0
32         27      AMR Corp.                                       1,480        1.0
33         28      LucasVarity PLC ADR                             1,454        0.9
34         37      Champion International Corp.                    1,381        0.9
35         23      Wells Fargo & Co.                               1,348        0.9
36         48      Elan Corp. ADR                                  1,339        0.9
37         51      Hanna Co.                                       1,325        0.9
38         44      PMI Group, Inc.                                 1,310        0.8
39         41      Illinois Tool Works, Inc.                       1,308        0.8
40         35      General Electric Co.                            1,308        0.8
41         40      Shared Medical Systems Corp.                    1,307        0.8
42          6      Monsanto Co.                                    1,292        0.8
43         39      Dole Food, Inc.                                 1,283        0.8
44         33      R. R. Donnelley & Sons Co.                      1,282        0.8
45         55      Cintas Corp.                                    1,240        0.8
46         45      Triton Energy Corp.                             1,237        0.8
47         64      Sun Healthcare Group, Inc.                      1,199        0.8
48         43      Hercules, Inc.                                  1,197        0.8
49        125      Acxiom Corp.                                    1,193        0.8
50         38      May Department Stores Co.                       1,181        0.8


MAJOR STOCK CHANGES IN THE SECOND QUARTER
--------------------------------------------------------------------------------

The following are the major ($300,000 or more) stock changes--both additions and reductions--that were made in the Fund's portfolio during the second quarter of 1997.

                                                  SHARES
                               =================================================
                                                                      HELD AS
SECURITY NAME                    ADDITIONS      REDUCTIONS           OF 6/30/97
--------------------------------------------------------------------------------

Aames Financial Corp.                37,000                              37,000
Acxiom Corp.                         27,800                              58,200
Adaptec, Inc.                        30,000                              30,000
Automatic Data Processing            42,500                              42,500
Barnett, Inc.                        19,000                              19,000
Biomet, Inc.                         45,000                              45,000
Computer Associates Int'l., Inc.     10,000                              10,000
Credit Acceptance Corp.              29,500                              82,400
First Data Corp.                     11,500                              57,870
First Financial Corp.                12,000                              18,250
Gateway 2000, Inc.                   20,000                              20,000
Global Industries Ltd.               36,171                              36,171
Minerals Technologies, Inc.          30,700                              47,890
Multicare Companies, Inc.            14,674                              14,674
Network General Corp.                25,400                              25,400
OM Group, Inc.                       15,000                              15,000
SFX Broadcasting, Class A            15,000                              15,000
SunGard Data Systems, Inc.            7,600                              22,600
TCF Financial Corp.                  12,000                              12,000
Viking Office Products, Inc.         23,800                              56,700

Baxter International, Inc.                         (12,462)                   0
Blyth Industries, Inc.*                             (6,500)              11,700
Columbia/HCA Healthcare Corp.                      (16,500)                   0
Gucci Group NV ADR                                  (8,000)                   0
Ikon Office Solutions, Inc.                        (19,700)                   0
Interim Services, Inc.                             (11,300)              14,300
J. Ray McDermott, S.A.                             (26,000)                   0
Micro Warehouse, Inc.                              (30,500)              26,258
Monsanto Co.                                       (20,000)              30,000
NAC Re Corp.                                       (11,000)                   0
The Peak Technologies Group                        (36,000)                   0
Quantum Corp.                                      (14,800)                   0
Regal Cinemas, Inc.                                (16,400)                   0
Service Corp. International                        (18,000)                   0
Standard Federal Bancorporation                    (13,800)                   0
Tenneco, Inc.                                      (20,000)                   0
Tyco International Ltd.                            (15,000)                   0
VeriFone, Inc.                                     (20,000)                   0
Weatherford Enterra, Inc.                          (16,838)                   0

*Adjusted for Stock Split

                                                               MANAGER INTERVIEW
--------------------------------------------------------------------------------

[photo of Robert J. Anthony]

ROBERT J. ANTHONY
Mississippi Valley Advisors Inc.

At Mississippi Valley Advisors, Commitment and Consistency Uncover Small Cap Stocks at Attractive Valuations.

Mississippi Valley Advisors (MVA) is one of the All-Star Growth Fund's three portfolio managers. MVA's investment discipline seeks to achieve a high total return by investing in a portfolio of small capitalization growth stocks chosen based on a bottom-up "relative value" approach in which MVA ranks candidates for investment on relative price/earnings ratio, earnings growth and total return. The firm looks for quality management and managers with an equity stake in the company; leadership in one or two products; and strong financial condition, as well as companies that are under-researched by Wall Street.
We recently had the opportunity to talk with Robert J. Anthony, Small Capitalization Portfolio Manager for MVA. The Fund Manager, Liberty Asset Management Company (LAMCO) serves as moderator for the interview.

The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.

LAMCO: As a refresher for existing shareholders and an introduction for new ones, perhaps we could start with some fundamentals background on the firm, your objectives and investment approach as they relate to the firm's style.

ANTHONY: Mississippi Valley Advisors' small capitalization equity style is designed to take advantage of opportunities in small capitalization companies. We are long-term investors with the objective of buying growth at a reasonable price within emerging growth industries, as well as specialized segments of more mature industries. In making our purchase decisions, we look for stocks selling at low relative price/earnings ratios (P/Es), at P/E discounts to their growth rates and at P/Es below their peer groups. Also considered are small companies with unique features, including asset values, high cash flows or other factors that offer the potential for above-average capital appreciation. Since we believe our strength is in stock selection and not market timing, the objective is to stay fully invested and broadly diversified among economic sectors. For purposes of risk control, our portfolios are closely monitored to assure broad diversification among economic sectors.

Stocks are selected by our internal staff of nine equity analysts, each of whom is responsible for a sector or sectors of the economy, which are broken down by energy, technology, healthcare and so on. Using a bottom-up stock selection process, analysts screen stocks, seeking the highest possible total return based upon projected earnings and historic relative P/E ratios. The stocks are ranked in deciles with the portfolio being selected from the top four deciles. The stocks become sale candidates when they fall below the sixth decile.

LAMCO: If you had to single out any one factor that really distinguishes MVA, what would it be?

ANTHONY: It may be two things, but they go together: A long-term commitment to what we're doing and consistency in our way of going about it. We practice a very disciplined style, and we've been doing it for more than two decades. We look to purchase stocks when they're inexpensive on a relative basis within their industries.in other words, to buy the best growth opportunities at the most reasonable prices. And we sell them when they've become fully valued. In terms of consistency, I've been working with our small cap portfolios since their inception. Our analysts average about 15 years' experience and each of them is a sector specialist, so they really know their industries.

MANAGER INTERVIEW
--------------------------------------------------------------------------------
In addition, we don't practice the "star" portfolio manager system that you sometimes find with other firms. We take a team approach -- we're all playing by the same rule book.

LAMCO: What's your assessment of the state of the stock market at mid-year
1997?

ANTHONY: There's probably no one who's not a little in awe of the strength of this market. But, the fact is, when you look at "the market," particularly the S&P 500 Index, it's not really a market, but a handful of let's call them "Nifty 50, Nifty 30 or Nifty 25 stocks" that are selling at P/E multiples
that we haven't seen since the 1960s. I mean the Coca-Colas, the   GEs, the
Mercks and so forth are all selling at extraordinary earnings multiples. But, if you look at the broader market -- the "real stock market" -- in many cases those valuations are far more reasonable. And if you do some digging, say, in search of companies that don't have the best current earnings momentum or companies that are a little bit out of favor, you can still find very reasonable values in the stock market. So, our view is that while the market, overall, looks expensive, if you take out that small group of mega-cap stocks that dominates the S&P 500, there are decent underlying values.

[pull quote] "...our view is that while the market, overall, looks expensive, if you take out that small group of mega-cap stocks that dominates the S&P 500, there are decent underlying values." [end pull quote]

LAMCO: Some investors have said that if the market is going to continue its momentum, it has to broaden out so that more mid- and small cap stocks participate. We've heard that for awhile, yet the S&P 500 keeps rising.

ANTHONY: One of the advantages -- or disadvantages, depending on how you look at it -- of being in this business a long time is that I remember the days when GE sold for just 10 times earnings and you couldn't give it away. Now, it's selling for 30 times earnings and people can't get enough of it. But, all things change, and I think if you're chasing the "Nifty 50" right now it's not a whole lot different than when biotech stocks were at their peak, or semiconductor stocks were at theirs, or oil stocks were at theirs. What's
changed, I believe, is that the    market has become liquidity-driven, with
mutual fund managers putting their cash into the largest companies. Still, someday something will change -- I don't know what and I don't know when, but investors will shift their focus from the "Nifty 50" to some other segment of the market.

LAMCO: What are your views of the small cap segment of the market?

ANTHONY: The 12 months or so prior to May were very    difficult vis a vis large
cap stocks. But I think that has lead to a more positive situation. I mean that there has been a very broad recognition that you can find higher growth at lower multiples in small cap stocks. What happened in May was that, all of a sudden, we saw a real reversal of trend and the small caps dramatically outperformed the large caps. The Russell 2000 was up 11.1 percent in May while the S&P 500 was up 6.1 percent. That was the first time in awhile that we've seen a strong double digit gain in the small cap sector while the large cap sector lagged.
In June, large cap beat small cap by a bit, but the small caps clearly participated. The Russell 2000 was up 4.3 percent and the S&P 500 was up 4.5 percent. So, there has been a little broadening in the market and I think it's a healthy sign.

LAMCO: Do you feel, at this point, that there might be better relative performance ahead?

ANTHONY: Over time, the market has always been smart enough to find good values. We think values in the small cap segment of the market are reasonably compelling.

LAMCO: Give us an overview of your All-Star Growth Fund portfolio.

ANTHONY: The portfolio contains about 80 holdings and reflects our bottom-up, growth at a reasonable price approach. Right now, we're finding some of the best values in areas such as consumer growth, where we're in the nursing home and medical technology areas, for example. In some other areas, such as broad-

                                                               MANAGER INTERVIEW

casting stocks and retailing, we're also finding good value. We're overweighted in industrial cyclicals, which includes specialty chemical companies, companies serving the paper industry, packaging companies and so forth. These stocks underperformed last year and we used that as a nice opportunity to add them to the portfolio. An area where we're slightly underweighted is technology and the reason is we can't find great values in technology right now.

LAMCO: Can you tell us about a couple of stocks that you have sold lately?

ANTHONY: One stock we sold is Blyth Industries, a household products company manufacturing and distributing items such as candles and potpourri. The stock got hit fairly hard in the market sell-off earlier this year. It showed up on our screens, we did our work and discovered that it still had a lot of good growth left in it. We purchased it at about 23 and just sold it after a 50 percent move up to more normal pricing levels.
     Another stock we recently sold was Quantum Corp. Quantum is a disk drive company, operating in an extremely volatile segment of the electronics industry. We bought it at 9 and sold it at 23. Companies in the disk drive industry can easily be characterized as "deep cyclicals" and we find that these stocks are fully priced when they begin to reflect their full earning power and more normalized margins, profitability and return on equity. Quantum has been on a good run after struggling in the previous year. Their high end product area is
doing quite well now and that had been a problem. And the   market was beginning
to give the company the benefit of the doubt going forward. We think the industry is too cyclical and there are too many negative surprises that can crop up from time to time and, feeling that Quantum was fairly priced, we sold it.

[pull quote] "We practice a very disciplined style, and we've been doing it for two decades plus. We look to purchase stocks when they're inexpensive on a relative basis within their industries..." [end pull quote]

LAMCO: Tell us about some additions to the portfolio.

ANTHONY: One new stock that we're very enthusiastic about would be Aames Financial. It's a stock that we owned previously. We sold it in the low 30s, watched it go as high as about 40 and repurchased it at 13. Aames is a mortgage lender. It has an excellent record and very good management. We're looking for earnings per share of about $2, perhaps more, and we think there's mid-teens topline sales growth. The stock was beaten down on the perception that the consumer is falling off the face of the earth, that consumer balance sheets are weak and that credit card debt is too high. Yet the company fundamentals remained intact. We used its depressed price as an opportunity to buy.
     A company that we just bought that's a little bit different is Rental Service Corp. What Rental Service does is rent machinery, such as backhoes,
tractors and compressors. Rental Service is   in an industry that's
consolidating, and the company is growing by acquisitions as well as "same store" growth. In essence, the economics of renting or owning heavy equipment dictate that you have to use the equipment nine months out of the year to justify buying it. The rental market is growing at about 10 percent plus annually, and Rental Service should be able to grow 20-25 percent a year.
     Barnett, Inc. is another recent purchase. It's a national direct marketer and distributor of plumbing, electrical and hardware products, and it's growing by 20-25 percent a year. Barnett sells via catalog, so it grows by increasing its distribution geographically as well as increasing the number of products in the catalog. The company principally serves the commercial/industrial market -- plumbers and electricians in the repair market. That market is very steady -- few cyclical characteristics, unlike the new construction business. One different twist with Barnett is that it is beginning to sell into South America. That could be considered risky, but Barnett is doing it by sending mail order catalogs to South America, so they're not making any asset commitment. What they're finding is that in markets such as South America product availability can be difficult. So Barnett is meeting a real need.

MANAGER INTERVIEW
--------------------------------------------------------------------------------

LAMCO: To conclude, tell us about a couple of longer term positions in the portfolio.

ANTHONY: Finova is one --it's a Phoenix based commercial finance company that specializes in leasing and commercial finance loans. This company focuses on small and mid-sized companies with borrowing needs as low as $50,000. This market is a little bit on the small side for a large bank's window of lending. Finova is showing very steady 15 percent growth and has very solid management. Nothing spectacular, just solid.

[pull quote] "Over time, the market has always been smart enough to find good values. We think values in the small cap segment of the market are reasonably compelling." [end pull quote]
     Hubbell, Inc. is another long-term holding. It's a very diversified supplier of electrical wiring devices and building premise wiring systems for the commercial and industrial market. Hubbell is a quality, high end company. If you want to put the highest quality building controls in a building, you're probably putting in Hubbell. The company has a spectacular long-term record -- in excess of two decades of double digit quarterly results on an operating basis. The company protects us nicely in down markets, which is something you have to think about with a diversified portfolio. Hubbell is just a good, steady performer.

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (97.2%)                                SHARES    MARKET VALUE
AEROSPACE (2.3%)
Lockheed Martin Corp.                                15,000    $ 1,553,438
McDonnell Douglas Corp.                              30,000      2,055,000
                                                               -----------
                                                                 3,608,438
                                                               -----------

AUTO, TIRES & ACCESSORIES (1.2%)
Discount Auto Parts, Inc. (a)                        24,000        468,000
LucasVarity PLCADR (a)                               42,000      1,454,250
                                                               -----------
                                                                 1,922,250
                                                               -----------

BANKS (5.8%)
CCB Financial Corp.                                   6,300        460,688
Charter One Financial, Inc.                          15,000        808,125
Citicorp                                             20,000      2,411,250
Crestar Financial Corp.                              21,000        816,375
First Financial Corp.                                18,250        538,375
State Street Corp.                                   44,400      2,053,500
TCF Financial Corp.                                  12,000        592,500
Wells Fargo & Co.                                     5,000      1,347,500
                                                               -----------
                                                                 9,028,313
                                                               -----------
Broadcasting & Cable (0.8%)
Evergreen Media Corp., Class A (a)                   14,500        647,063
SFX Broadcasting, Class A (a)                        15,000        632,812
                                                               -----------
                                                                 1,279,875
                                                               -----------

Business Services (10.0%)
Acxiom Corp. (a)                                     58,200      1,193,100
American Management Systems (a)                      41,900      1,120,825
Automatic Data Processing (a)                        42,500      1,997,500
Cognizant Corp. (a)                                  47,700      1,931,850
Concord EFS, Inc. (a)                                27,700        716,737
First Data Corp.                                     57,870      2,542,663
National Data Corp.                                  23,500      1,017,844
Network General Corp. (a)                            25,400        377,825
Paychex, Inc.                                        15,000        570,000
Reuters Holdings PLCADR                              17,200      1,083,600
Shared Medical Systems                               24,200      1,306,800
Sungard Data Systems, Inc. (a)                       22,600      1,050,900
SystemSoft Corp. (a)                                 59,500        639,625
                                                               -----------
                                                                15,549,269
                                                               -----------

CHEMICALS (5.0%)
Cytec Industries, Inc. (a)                           15,000        560,625
Hanna (M.A.) Co.                                     46,000      1,325,375
Hercules, Inc.                                       25,000      1,196,875
International Specialty Products, Inc.               30,000        421,875
Minerals Technologies, Inc.                          47,890      1,795,875
Monsanto Co.                                         30,000      1,291,875
OM Group, Inc.                                       15,000        496,875
RPM, Inc.                                            34,000        624,750
                                                               -----------
                                                                 7,714,125
                                                               -----------


                                                     SHARES    MARKET VALUE

COMPUTER & BUSINESS EQUIPMENT   (4.9%)
Active Voice Corp. (a)                               20,000    $   230,000
Black Box Corp. (a)                                  27,100      1,090,775
Computer Associates Int'l., Inc.                     10,000        556,250
Gateway 2000, Inc. (a)                               20,000        648,750
Intel Corp.                                          12,000      1,701,750
Komag, Inc. (a)                                      15,132        247,787
Microsoft Corp. (a)                                  16,000      2,022,000
Zebra Technologies Corp.,
  Class A (a)                                        37,803      1,058,484
                                                               -----------
                                                                 7,555,796
                                                               -----------

CONSUMER PRODUCTS (0.8%)
Blyth Industries, Inc. (a)                           11,700        394,875
Furniture Brands International, Inc.(a)              12,500        241,406
Leggett & Platt, Inc.                                14,000        602,000
                                                               -----------
                                                                 1,238,281
                                                               -----------

DIVERSIFIED (1.6%)
Ball Corp.                                           21,800        654,700
General Electric Co.                                 20,000      1,307,500
Lydall, Inc. (a)                                     23,000        491,625
                                                               -----------
                                                                 2,453,125
                                                               -----------

DRUGS & HEALTH CARE (13.4%)
Allergan, Inc.                                       26,700        852,731
Amgen, Inc. (a)                                       8,000        465,000
Apria Healthcare Group, Inc. (a)                     36,800        653,200
Bard (C.R.), Inc.                                    20,000        730,000
Beverly Enterprises, Inc. (a)                        47,000        769,625
Biomet, Inc.                                         45,000        838,125
Boston Scientific Corp. (a)                          13,000        798,688
Cardinal Health, Inc.                                15,000        858,750
Dentsply International, Inc.                         15,000        735,000
Elan Corp. ADR (a)                                   29,600      1,339,400
Emeritus Corp. (a)                                   13,000        191,750
Fisher Scientific International                      23,500      1,116,250
HEALTHSOUTH Corp. (a)                                65,800      1,624.437
Horizon/CMS Healthcare Corp. (a)                     40,000        802,500
Living Centers of America, Inc. (a)                  22,700        896,650
Lunar Corp. (a)                                      11,600        252,300
Medtronic, Inc.                                      23,000      1,863,000
Millipore Corp.                                      16,500        726,000
Multicare Companies, Inc. (a)                        14,674        401,701
Nellcor Puritan Bennett, Inc. (a)                    27,000        489,375
Orthologic Corp. (a)                                 52,700        289,850
Pfizer, Inc.                                         15,000      1,792,500
R.P. Scherer Corp. (a)                               18,600        960,225
Sterling House Corp. (a)                             12,000        196,500
Sun Healthcare Group, Inc. (a)                       57,600      1,198,800
                                                               -----------
                                                                20,842,357
                                                               -----------

                                     See Notes to Schedule of Investments.    11

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (UNAUDITED)

COMMON STOCKS (CONT.)                                SHARES   MARKET VALUE

ELECTRONICS & ELECTRICAL EQUIPMENT (5.2%)
Adaptec, Inc.                                        30,000    $ 1,042,500
Analog Devices, Inc. (a)                             28,333        752,595
Arrow Electronics, Inc. (a)                          30,000      1,593,750
Hubbell, Inc., Class B                               24,000      1,060,500
Linear Technology Corp.                              16,400        846,650
Molex, Inc.                                          51,375      1,791,703
Xilinix, Inc. (a)                                    21,800      1,069,563
                                                               -----------
                                                                 8,157,261
                                                               -----------

FINANCIAL SERVICES (14.2%)
Aames Financial Corp.                                37,000        684,500
Capital One Financial Corp.                          25,000        943,750
Cityscape Financial Corp. (a)                        30,800        614,075
CMAC Investment Corp.                                15,000        712,500
Countrywide Credit Industries, Inc.                  55,000      1,715,313
Credit Acceptance Corp. (a)                          82,400      1,060,900
CUC International, Inc. (a)                          43,100      1,112,519
Federal Home Loan Mortgage Corp                     .93,000      3,196,875
Federal National Mortgage Assoc.                     40,000      1,750,000
Finova Group, Inc.                                    8,700        665,550
Household International, Inc.                        16,400      1,925,975
MBNACorp.                                            63,000      2,303,438
Morgan Stanley, Dean Witter,
  Discover & Co.                                     41,250      1,776,328
Southern Pacific Funding Corp. (a)                   25,500        423,937
Travelers Group, Inc.                                35,000      2,207,187
Union Acceptance Corp., Class A (a)                  27,000        293,625
United Companies Financial Corp.                     22,300        629,975
                                                               -----------
                                                                22,016,447
                                                               -----------

FOOD, BEVERAGE & RESTAURANTS (3.5%)
Canandaigua Wine Co., Class A (a)                    27,216        772,344
Dole Food Co.                                        30,000      1,282,500
Grand Metropolitan PLCADR                            30,000      1,175,625
Hormel Foods Corp.                                   26,000        698,750
IBP, Inc.                                            27,000        631,125
Performance Food Group, Co. (a)                      39,000        819,000
Showbiz Pizza Time, Inc. (a)                          4,741        125,044
                                                               -----------
                                                                 5,504,388
                                                               -----------

INDUSTRIAL EQUIPMENT (2.7%)
Albany International                                 25,000        562,500
Barnett, Inc. (a)                                    19,000        460,750
Caterpillar, Inc.                                    18,000      1,932,750
Illinois Tool Works, Inc.                            26,200      1,308,362
                                                               -----------
                                                                 4,264,362
                                                               -----------



                                                     SHARES   MARKET VALUE

INSURANCE (7.8%)
ACE, Ltd.                                            30,000    $ 2,216,250
AFLAC, Inc.                                          35,000      1,653,750
American International Group, Inc.                   10,000      1,491,250
Exel Ltd.                                            40,000      2,110,000
PMI Group, Inc.                                      21,000      1,309,875
Progressive Corp.                                    20,000      1,740,000
Transamerica Corp.                                   18,000      1,684,125
                                                               -----------
                                                                12,205,250
                                                               -----------

METALS & MINING (0.8%)
Freeport-McMoRan Copper
  & Gold, Inc., Class A                              40,000      1,180,000
                                                               -----------

OIL & GAS (2.1%)
Global Industries LTD (a)                            36,171        844,932
Tejas Gas Corp. (a)                                  15,000        588,750
Triton Energy Corp. (a)                              27,000      1,236,937
Union Texas Petroleum Holdings, Inc.                 30,000        628,125
                                                               -----------
                                                                 3,298,744
                                                               -----------

PAPER & PLASTIC (1.8%)
Aptargroup, Inc.                                      9,567        432,907
Caraustar Industries, Inc.                           13,000        450,125
Champion International Corp.                         25,000      1,381,250
Consolidated Papers, Inc.                             9,000        486,000
                                                               -----------
                                                                 2,750,282
                                                               -----------


PUBLISHING (0.8%)
R. R. Donnelley & Sons Co.                           35,000      1,281,875
                                                               -----------

RETAIL TRADE (4.4%)
CVS Corp.                                            20,900      1,071,125
Fastenal Co. (a)                                     13,100        641,900
Marks Brothers Jewelers, Inc. (a)                    30,100        376,250
May Department Stores Co.                            25,000      1,181,250
Micro Warehouse, Inc. (a)                            26,258        449,668
Safeway, Inc. (a)                                    18,000        830,250
Staples, Inc. (a)                                    34,500        802,125
The Sports Authority, Inc. (a)                       19,500        379,031
Viking Office Products, Inc. (a)                     56,700      1,077,300
                                                               -----------
                                                                 6,808,899
                                                               -----------

SERVICES (2.2%)
Cintas Corp.                                         18,000      1,239,750
Interim Services, Inc. (a)                           14,300        636,350
Rental Service Corp. (a)                             11,000        288,750
Robert Half International, Inc. (a)                  12,300        578,869
Unitog Co.                                           22,700        612,900
                                                               -----------
                                                                 3,356,619
                                                               -----------

12    See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (UNAUDITED)

COMMON STOCKS (CONT.)                                SHARES   MARKET VALUE

TELECOMMUNICATIONS (3.6%)
Airtouch Communications, Inc.(a)                     34,500    $   944,438
Arch Communications Group, Inc. (a)                  47,500        285,937
Mobile Telecommunication
  Technologies Corp. (a)                             43,800        626,887
Nokia Corp. ADR                                      25,000      1,843,750
Sprint Corp.                                         35,000      1,841,875
                                                               -----------
                                                                 5,542,887
                                                               -----------

                                                     SHARES   MARKET VALUE
TEXTILE MILL PRODUCTS (0.2%)
Polymer Group, Inc. (a)                              20,000    $   322,500

TRANSPORTATION (2.1%)
American Freightways Corp. (a)                       29,125        458,719
AMR Corp. (a)                                        16,000      1,480,000
Tidewater, Inc.                                      19,000        836,000
U.S. Freightways Corp.                               18,800        486,450
                                                               -----------
                                                                 3,261,169
                                                               -----------

TOTAL COMMON STOCKS
(Cost $116,790,772)                                            151,142,512
                                                               -----------

SHORT TERM INVESTMENT (3.5%)                           PAR
DISCOUNT NOTE                                         VALUE
Federal Home Loan Mortgage Corp.
6.00% 07/01/97 (Cost $5,460,000)                    $5,460,000    5,460,000
                                                               ------------
TOTAL INVESTMENTS (100.7%)
(COST $122,250,772)(b)                                          156,602,512

OTHER ASSETS AND LIABILITIES,
NET (-0.7%)                                                     (1,161,669)
                                                               ------------

NET ASSETS (100.0%)                                            $155,440,843
                                                               ============

NET ASSET VALUE PER SHARE (12,527,800 SHARES OUTSTANDING)      $      12.41
                                                               ============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) The cost of investments for federal
    income tax purposes is $122,424,437.
    Gross unrealized appreciation and
    depreciation of investments at
    June 30, 1997, is as follows:
    Gross unrealized appreciation                               $37,433,709
    Gross unrealized depreciation                                (3,255,634)
                                                                -----------
    Net unrealized appreciation                                 $34,178,075
                                                                ===========

  Acronym                                    Name
  -------                        ---------------------------
    ADR                          American Depository Receipt

See Notes to Financial Statements.    13

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments at market value (identified cost $122,250,772)      $ 156,602,512
  Cash                                                                    2,740
  Receivable for investments sold                                       622,288
  Dividends and interest receivable                                      84,562
                                                                   -------------
     TOTAL ASSETS                                                   157,312,102
                                                                   -------------

LIABILITIES:
  Payable for investments purchased                                      73,576
  Distributions payable to shareholders                               1,388,123
  Management fees payable                                               258,136
  Administrative and bookkeeping fees payable                            98,775
  Accrued other expenses                                                 52,649
                                                                  -------------
     TOTAL LIABILITIES                                                1,871,259
                                                                  -------------
NET ASSETS                                                        $ 155,440,843
                                                                  -------------

NET ASSETS REPRESENTED BY:
  Paid-in capital (authorized 20,000,000
    shares at $0.10 Par; 12,527,800 shares outstanding)           $ 117,833,284
  Accumulated net investment income (loss)                              (65,664)
  Accumulated net realized gains on investments
    less distributions                                                3,321,483
  Net unrealized appreciation of investments                         34,351,740
                                                                  -------------

TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($12.41 PER SHARE)                                                $ 155,440,843
                                                                  -------------

14    See Notes to Financial Statements.

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30,1997 (UNAUDITED)

INVESTMENT INCOME:
  Dividends                                                         $   629,671
  Interest                                                              181,842
                                                                    -----------
  TOTAL INVESTMENT INCOME (NET OF
           NONREBATABLE FOREIGN TAXES WITHHELD
           AT SOURCE WHICH AMOUNTED TO $6,354)                          811,513

EXPENSES:
  Management fees                                      $   515,567
  Administrative fee                                       171,856
  Bookkeeping fee                                           25,557
  Custodian fees                                             4,375
  Transfer agent fees                                       40,577
  Proxy and shareholder communication expense               21,240
  Printing expense                                          33,314
  Legal and audit fees                                      25,141
  Insurance expense                                          5,864
  Directors' fees and expense                               16,655
  Miscellaneous expense                                     17,031
                                                       -----------
  TOTAL EXPENSE                                                         877,177
                                                                     ----------
NET INVESTMENT INCOME (LOSS)                                            (65,664)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investment transactions:

   Proceeds from sales                                  58,027,135
   Cost of investments sold                             48,293,088
                                                       -----------
      Net realized gains on investment transactions                   9,734,047

Net unrealized appreciation of investments:
  Beginning of period                                   22,346,578
  End of period                                         34,351,740
                                                       -----------
     Change in unrealized appreciation -- net                        12,005,162
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $21,673,545
                                                                    ===========

                                        See Notes to Financial Statements.    15

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JUNE 30, 1997          YEAR ENDED
                                                            (UNAUDITED)        DECEMBER 31, 1996
------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                             $    (65,664)        $     77,663
  Net realized gains on investment transactions               9,734,047            7,600,155
  Change in unrealized appreciation-net                      12,005,162           13,538,818
                                                           ------------         ------------
  Net increase in net assets resulting from operations       21,673,545           21,216,636
                                                           ------------         ------------

DISTRIBUTIONS DECLARED FROM:
  Net investment income                                         (35,334)             (42,330)
  Net realized gains on investments                          (7,178,285)         (11,523,548)
                                                            ------------         ------------
  Total distributions                                        (7,213,619)         (11,565,878)
                                                            ------------         ------------

CAPITAL TRANSACTIONS:
  Increase in net assets from capital share transactions      4,343,863            7,411,472
                                                           ------------         ------------
  Total increase in net assets                               18,803,789           17,062,230
                                                           ------------         ------------

NET ASSETS:
  Beginning of year                                         136,637,054          119,574,824
                                                           ------------         ------------
  End of year (including accumulated net investment
  income (loss) and undistributed net investment
  income of $(65,664) and $35,334, respectively)           $155,440,843         $136,637,054
                                                           ============         ============

16    See Notes to Financial Statements


                                                            FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                   SIX MONTHS ENDED   -----------------------------------------------------------------------------
                                    JUNE 30, 1997
                                     (UNAUDITED)         1996       1995          1994          1993             1992
-----------------------------------------------------------------------------------------------------------------------------------


Per Share Operating Performance:
Net asset value at beginning of period  $  11.27     $   10.55      $  9.95       $ 10.54       $ 10.28         $  10.40
Income from Investment Operations:
  Net investment income (loss)             (0.01)         0.01         0.31          0.23          0.18             0.29
  Net realized and unrealized gain
   (loss) on investments                    1.78          1.86         1.05         (0.24)         0.56             0.03
                                        --------       --------     --------      --------      --------         --------
Total from Investment Operations            1.77          1.87         1.36         (0.01)         0.74             0.32
                                        --------       --------     --------      --------      --------         --------
Less Distributions:
  Dividends from net investment income     (a)           (0.01)       (0.31)        (0.23)        (0.18)           (0.30)
  Distributions from realized capital
    gains                                  (0.59)        (1.01)       (0.45)        (0.35)        (0.30)           (0.14)
                                        --------       --------     --------      --------      --------         --------
Total Distributions                        (0.59)        (1.02)       (0.76)        (0.58)        (0.48)           (0.44)
  Impact of shares issued in dividend
    reinvestment (b)                       (0.04)        (0.13)        --            --            --               --
                                        --------       --------     --------      --------      --------         --------
Total Distributions and Reinvestments      (0.63)        (1.15)       (0.76)        (0.58)        (0.48)           (0.44)
                                        --------       --------     --------      --------      --------         --------

Net asset value at end of period        $  12.41      $  11.27      $ 10.55       $  9.95       $ 10.54         $  10.28
                                        ========      ========      =======       =======       =======         ========

Per share market value at end of
  period                                $ 11.375      $  9.250      $ 9.375       $ 8.500       $10.250         $ 10.000
                                        ========      ========      =======       =======       =======         ========


TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

  Based on net asset value                  16.3% (d)     18.3%        13.8%         (1.1%)         7.2%             3.1%
  Based on market price                     29.9% (d)      9.3%        19.3%        (11.6%)         7.2%             4.4%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)      $155          $137         $120          $113          $125             $123
Ratio of expenses to average net assets     1.24% (e)     1.35%        1.42%         1.51%         1.35%            1.33%
Ratio of net investment income
  to average net assets                    (0.09%)(e)     0.06%        2.87%         2.12%         1.71%            2.80%
Portfolio turnover rate                      .39% (d)      .51%         .82%          .50%          .47%             .19%
Average commission rate (f)             $ 0.0501      $ 0.0555           --            --            --               --




(a) Rounds to less than $0.01.
(b) Effect of dividend reinvestment shares at a price below net asset value in accordance with the Automatic Dividend
    Reinvestment and Cash Purchase Plan, as amended in 1996.
(c) Calculated assuming reinvestment of all distributions.
(d) Not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                         See Notes to Financial Statements    17

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES -- Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX -- The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements.

NOTE 2. FEES PAID TO AFFILIATES -- Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.75% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.25% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.5625% and 0.1875%, respectively, on average weekly net assets in excess of $125 million and up to $250 million and to 0.375% and 0.125%, respectively, on average weekly net assets in excess of $250 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.30% of the Fund's average weekly net assets in excess of $125 million up to $250 million and to 0.20% on average weekly net assets in excess of $250 million. Colonial Management Associates, Inc. (an affiliate of the Manager) provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.

NOTE 3. CAPITAL TRANSACTIONS -- During the six months ended June 30, 1997, distributions in the amount of $4,343,863 were paid in newly issued shares valued at the lower of market value or net asset value, but not less than 95% of market value, resulting in the issuance of 408,549 shares.
     During the year ended December 31, 1996, distributions in the amount of $7,411,472 were paid in newly issued shares valued at the lower of market value or net asset value, but not less than 95% of market value, resulting in the issuance of 780,155 shares.

NOTE 4. SECURITIES TRANSACTIONS -- Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the period ended June 30, 1997, were $53,409,635 and $55,027,135, respectively.

The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS -- The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.
     Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

     Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                                                             1997 ANNUAL MEETING
--------------------------------------------------------------------------------

1997 ANNUAL MEETING

Liberty All-Star Growth Fund, Inc.'s 1997 Annual Meeting of Shareholders was held on April 16, 1997. At the Meeting, Mr. James E. Grinnell was re-elected Director of the class whose term expires with the Annual Meeting in the Year 2000. Messrs. Harold W. Cogger, Robert J. Birnbaum, and Richard W. Lowry continue in office as Directors.

In addition, shareholders approved the Fund's new Portfolio Management Agreement with William Blair & Company, L.L.C., and ratified the Board of Directors' selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the year ending December 31, 1997. The number of votes cast for and against and the number of abstentions on these matters were as follows:

1. Approval of Portfolio Management Agreement with Willliam Blair & Company, L.L.C.

    For:                    10,125,586
    Against:                   261,388
    Abstain:                   144,770

2. Ratification of Selection of KPMG Peat Marwick LLP as Independent Auditors for 1997.

    For:                    10,282,124
    Against:                   172,751
    Abstain:                    76,869

[Liberty logo]

                    LIBERTY
            ALL (star graphic) STAR
            -----------------------------
                  GROWTH FUND

New York Stock Exchange Trading Symbol: ASG

FUND MANAGERS
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts  02155

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts  02110

DIRECTORS
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS
Harold W. Cogger, Chairman of the Board of Directors
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer
Peter L. Lydecker, Controller
John L. Davenport, Secretary

* Member of the audit committee.
--------------------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[Liberty logo] LIBERTY
               FINANCIAL